UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2021

AIR PRODUCTS AND CHEMICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04534	23-1274455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard

Allentown, Pennsylvania 18195-1501

(Address of principal executive offices and Zip Code)

(610) 481-4911

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	APD	New York Stock Exchange
0.375% Notes due 2021	APD21B	New York Stock Exchange
1.000% Notes due 2025	APD25	New York Stock Exchange
0.500% Notes due 2028	APD28	New York Stock Exchange
0.800% Notes due 2032	APD32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2021, Air Products and Chemicals, Inc. (the “Company”) entered into a five-year dollar equivalent $2.5 billion revolving credit agreement with a syndicate of banks (the “2021 Credit Agreement”), under which senior unsecured debt is available to both the Company and certain of its subsidiaries. The 2021 Credit Agreement will provide a source of liquidity for the Company and support its commercial paper program. The 2021 Credit Agreement replaces the Company’s existing $2.3 billion revolving credit agreement dated March 31, 2017, as subsequently amended (the “Prior Agreement”), which was terminated upon execution of the 2021 Credit Agreement. No borrowings were outstanding under the Prior Agreement at the time of its termination and no early termination penalties were incurred.

The Company unconditionally guarantees the payment of all loans made under the 2021 Credit Agreement to its subsidiary borrowers, if any. Amounts outstanding under the 2021 Credit Agreement may be accelerated for typical defaults, including the non-payment of amounts due under the 2021 Credit Agreement, the non-payment of material judgments or debt obligations and certain bankruptcy events. The only financial covenant in the 2021 Credit Agreement is a maximum ratio of total debt to capitalization.

The foregoing description of the 2021 Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the 2021 Credit Agreement, a copy of which will be filed as an exhibit to our Quarterly Report on Form 10-Q for the period ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Dated: March 31, 2021	By:	/s/ M. Scott Crocco
M. Scott Crocco
Executive Vice President and Chief Financial Officer